UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 27, 2002

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

              Delaware                           59-2663954
     -------------------------------   -------   --------------------------
     (State or other jurisdiction of             (I.R.S. Employer
     incorporation or organization)              Identification No.)


              2200 Old Germantown Road, Delray Beach, Florida 33445

               (Address of principal executive offices) (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A



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ITEM 9.  REGULATION FD DISCLOSURE

An audio recording of the February 27, 2002, presentation by Office Depot Inc.'s Chairman and Chief Executive Officer, Bruce Nelson, at a securities conference sponsored by The Bear Stearns Companies Inc. will be available on the Office Depot Web Page at www.officedepot.com under "Company Information" and "Investor Relations" both located at the top of the screen. This recording will be available for thirty (30) days from today's date. Interested parties may contact Investor Relations at 561-438-1680 for further information. This filing is provided as a matter of information only.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OFFICE DEPOT, INC.

Date:  February 27, 2002                    By: /S/ DAVID C. FANNIN



                                            David C. Fannin
                                            Executive Vice President and
                                            General Counsel







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